UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 15, 2026

PALMER SQUARE CAPITAL BDC INC.

(Exact name of Registrant as Specified in Its Charter)

maryland	814-01334	84-3665200
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS	66205
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (816) 994-3200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PSBD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b- 2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 15, 2026 (the “Refinancing Date”), Palmer Square Capital BDC Inc. (the “Company”) completed the refinancing of a $300.00 million term debt securitization (the “CLO Reset Transaction”) of Palmer Square BDC CLO 1, Ltd. (the “Issuer”), an exempted company incorporated with limited liability under the laws of the Cayman Islands and a wholly-owned indirect subsidiary of the Company, in connection with which the Issuer issued the Secured Notes (as defined below). The CLO Reset Transaction functions as a source of long-term balance sheet financing for a portion of the Company’s portfolio investments and, as a result, the Notes (as defined below) issued in connection with the CLO Reset Transaction are subject to the Company’s regulatory asset coverage requirement.

The Secured Notes offered in the CLO Reset Transaction were issued by the Issuer pursuant to an indenture (the “Indenture”), dated as of May 23, 2024 (the “Original Closing Date”), among the Issuer, Palmer Square BDC CLO 1, LLC (the “Co-Issuer”) and U.S. Bank Trust Company, National Association, as trustee (in such capacity, the “Trustee”), as amended by a supplemental indenture (the “Supplemental Indenture”), dated as of the Refinancing Date, among the Issuer, the Co-Issuer and the Trustee, and consented to by the Company, as collateral manager and subordinated noteholder, and consist of (i) $228.00 million of AAA Class A-R Notes due 2039, which bear interest at the forward-looking term rate based on the secured overnight financing rate (“Term SOFR”) plus 1.28% (the “Class A-R Notes”); and (ii) $72.00 million of AA Class B-R Notes due 2039, which bear interest at Term SOFR plus 1.75% (the “Class B-R Notes” and, together with the Class A-R Notes, the “Secured Notes”). The Company continues to retain 100% of the subordinated notes issued by the Issuer on the Original Closing Date (the “Subordinated Notes”), which do not bear interest but are entitled to all of the principal and interest payments made on the loan portfolio held by the Issuer, net of interest and principal payments distributed to the holders of the Secured Notes, and will continue to retain the Subordinated Notes in accordance with the U.S. Risk Retention Rules and the EU/UK Securitization Regulations at and after the closing of the CLO Reset Transaction. The Secured Notes together with the Subordinated Notes are collectively referred to herein as the “Notes.”

On the Refinancing Date and in connection with the CLO Reset Transaction, the Issuer and the Co-Issuer entered into a refinancing note purchase agreement (the “Purchase Agreement”) with BofA Securities, Inc., as the refinancing initial purchaser (the “Initial Purchaser”), pursuant to which the Initial Purchaser purchased the Secured Notes issued pursuant to the Indenture, as amended by the Supplemental Indenture, as part of the CLO Reset Transaction.

The CLO Reset Transaction is backed by a diversified portfolio of senior secured loans or participation interests therein with the potential for investment in second lien loans or participation interests therein, corporate bonds or loans made to a debtor-in-possession pursuant to Section 364 of the Bankruptcy Code having the priority allowed by either Section 364(c) or 364(d) of the Bankruptcy Code and fully secured by senior liens or participation interests therein, which is managed by the Company as collateral manager pursuant to a collateral management agreement entered into with the Issuer on the Original Closing Date (the “Collateral Management Agreement”). The Company has agreed to irrevocably waive all collateral management fees payable to it so long as it is the collateral manager under the Collateral Management Agreement. The Notes are scheduled to mature on July 15, 2039; however, the Notes may be redeemed by the Issuer, at the written direction of (i) a majority of the Subordinated Notes (with the consent of the Company, in the case of the Secured Notes) or (ii) the Company, in each case, on any business day on or after the Refinancing Date.

The Secured Notes are the secured obligations of the Issuer, the Subordinated Notes are the unsecured obligations of the Issuer, and the indenture governing the Notes includes customary covenants and events of default. The Notes have not been, and will not be, registered under the Securities Act of 1933, as amended, or any state securities or “blue sky” laws and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or an applicable exemption from registration.

The descriptions of the documentation related to the CLO Reset Transaction contained in this Current Report on Form 8-K do not purport to be complete and are qualified in their entirety by reference to the underlying agreements, attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4, incorporated into this Current Report on Form 8-K by reference.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

10.1	Indenture, dated as of May 23, 2024, by and between Palmer Square BDC CLO 1, Ltd., as Issuer, Palmer Square BDC CLO 1, LLC, as Co-Issuer, and U.S. Bank Trust Company, National Association, as Trustee (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K (File No. 814-01334), filed on May 23, 2024).

10.2	Collateral Management Agreement, dated as of May 23, 2024, by and between Palmer Square BDC CLO 1, Ltd., as Issuer, and Palmer Square Capital BDC Inc., as Collateral Manager (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K (File No. 814-01334), filed on May 23, 2024).

10.3	Note Purchase Agreement, dated as of July 15, 2026, by and among Palmer Square BDC CLO 1, Ltd., as Issuer, Palmer Square BDC CLO 1, LLC, as Co-Issuer, and BofA Securities, Inc., as Initial Purchaser.

10.4	Supplemental Indenture, dated as of July 15, 2026, by and between Palmer Square BDC CLO 1, Ltd., as Issuer, Palmer Square BDC CLO 1, LLC, as Co-Issuer, and U.S. Bank Trust Company, National Association, as Trustee.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Palmer Square Capital BDC Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PALMER SQUARE CAPITAL BDC INC.

Date: July 15, 2026	By:	/s/ Jeffrey D. Fox
	Name:	Jeffrey D. Fox
	Title:	Chief Financial Officer

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